UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in our current report on Form 8-K filed with the Securities and Exchange Commission on August 20, 2021, we called to order our 2021 Annual Meeting of Stockholders on August 20, 2021, but adjourned the meeting until September 3, 2021 in order to solicit additional proxies that would constitute a quorum. We refer to the Annual Meeting of Stockholders on August 20, 2021, as reconvened on September 3, 2021, as the Annual Meeting.

The board of directors solicited proxies pursuant to a proxy statement that we filed with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 on July 1, 2021, as supplemented by proxy supplements filed with the Securities and Exchange Commission on July 26, 2021 and August 20, 2021. There was no solicitation in opposition to the board’s solicitation.

At the Annual Meeting, holders of common stock were asked to consider and vote upon the three proposals set forth below. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting. Shares of common stock representing 37,699,666, or 85.3% of the total votes attributable to all outstanding shares of common stock, were present in person or by proxy at the Annual Meeting.

The voting results reported below are final.

The matters considered and voted on by the stockholders at the meeting and the votes of the stockholders were as follows:

Proposal 1.
Stockholders elected each of the nominees for director identified in the proxy statement as a director to serve until the 2022 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, by the following vote:

Nominee	For	Withhold	Broker Non-Votes
Charles Cherington	33,886,117	375,372	3,438,177
Howard J. Federoff	34,143,243	118,246	3,438,177
Luba Greenwood	34,120,931	140,558	3,438,177
Dennis H. Langer	34,112,201	149,288	3,438,177
Erich Mohr	34,122,631	138,858	3,438,177

Proposal 2.
Stockholders approved the ratification of the amendment to our certificate of incorporation to effect an increase in the number of authorized shares of common stock from 15,000,000 to 100,000,000, by the following vote:

	For	Against	Abstain
Approval of ratification of charter amendment to increase number of authorized shares of common stock	37,171,336	492,250	36,080

Proposal 3.	Stockholders approved the Restated 2020 Stock Incentive Plan, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Restated 2020 Stock Incentive Plan	33,728,197	517,626	15,666	3,438,177

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
3.1	Certificate of Validation of Brooklyn ImmunoTherapeutics, Inc., as filed with the Secretary of State of the State of Delaware on September 3, 2021
99.1+	Brooklyn ImmunoTherapeutics, Inc. Restated 2020 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the XBRL document)

+	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN IMMUNOTHERAPEUTICS, INC.

By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President

Dated: September 10, 2021